UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 16, 2017
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota	55445
(Address of principal executive offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2017, the Board of Directors (the “Board”) of Insignia Systems Inc. (the “Company”) received a letter from Nicholas J. Swenson pursuant to which he resigned from the Board, effective as of the end of the day on February 17, 2017. In his resignation letter, Mr. Swenson expressed concerns about the Board. A copy of Mr. Swenson’s correspondence is attached as Exhibit 17.1 to this current report on Form 8-K and the description of the correspondence contained herein is qualified by the full text of the correspondence. The Company and the Board disagree with several of the statements made by Mr. Swenson in the resignation letter.
As previously disclosed, on March 13, 2016 six members of the Board delivered a letter to Mr. Swenson, stating their personal view as directors of the Company that it would be in the best interest of the Company and its shareholders for Mr. Swenson to resign as a director of the Company.
As disclosed in the Company's current report on Form 8-K dated August 10, 2016, during the period following the delivery of the March 13, 2016 letter, Mr. Swenson's conduct toward each and every other member of the Board, both in the boardroom and elsewhere, remained consistently destructive and Mr. Swenson's interactions with Company management, employees and other members of the Board carried a high potential for interfering with management's conduct of its duties and regularly disrupting the established processes and deliberations of the Board and its committees. On August 10, 2016, the Board passed a resolution stating its determination that is it in the best interests of the Company and its shareholders for Mr. Swenson to submit his resignation as a director of the Company, effective immedately. In connection with that action, five of the six members of the Board delivered a letter to Mr. Swenson, the text of which is furnished as Exhibit 99.1 to the August 10, 2016 current report on Form 8-K.
The Board has accepted Mr. Swenson's resignation and is unanimous in its view that Mr. Swenson's resignation from the Board is in the best interests of the Company and its shareholders.
Item 9.01.
Financial Statements and Exhibits.
(d)
Exhibits
Exhibit Number	Description

17.1	Correspondence dated February 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Dated: February 22, 2017	By:	/s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer
(on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
17.1	Correspondence dated February 16, 2017	Filed Electronically